EXHIBIT 23b


                              ARTHUR ANDERSEN LLP




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




To QC Optics, Inc.:

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this registration statement.



                                                     /S/ Arthur Andersen LLP

                                                         ARTHUR ANDERSEN LLP



Boston, Massachusetts
October 21, 1996